UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2006

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the appointment of Charles A. Webster as Executive Vice President and Chief Financial Officer of Tessera Technologies, Inc. (“Tessera”), as described below, Mr. Webster entered into an employment letter with Tessera, Inc., Tessera’s wholly-owned subsidiary. Under the terms of the employment letter, Mr. Webster will receive a base salary of $280,000 and a signing bonus of $131,000, and will be eligible to receive an annual bonus at a target level equal to 50% of his base salary, which may not exceed a maximum level equal to 80% of his base salary. In addition, under the terms of the employment letter, Mr. Webster will receive an option grant to purchase 135,000 shares of common stock and a grant of 20,000 shares of restricted common stock, each subject to the terms and conditions, including with respect to vesting, under Tessera’s Third Amended and Restated 2003 Equity Incentive Plan, and Mr. Webster will also be eligible for certain employee benefits, including severance benefits upon certain circumstances, as set forth more fully in the employment letter.

A copy of the employment letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item. As described above, Tessera appointed Charles A. Webster as Executive Vice President and Chief Financial Officer, effective as of August 28, 2006. Mr. Webster, 43, served as Corporate Vice President, Finance and Treasury of KLA-Tencor Corporation, an S&P 500 company and world leader in yield management and process control solutions for semiconductor manufacturing and related industries from 2004 to 2006, where he was responsible for finance and accounting of all product divisions, corporate financial planning and analysis, treasury and investor relations. From 2003 to 2004, Mr. Webster served as Vice President of Materials at KLA-Tencor, and from 2002 to 2003, Mr. Webster served as Vice President of Supply Chain Management at KLA-Tencor. From 1997 through June 2002, Mr. Webster held positions at the Bechtel Group and Nexant, Inc.

Item 7.01. Regulation FD Disclosure

On August 29, 2006, Tessera issued a press release announcing that it has appointed Charles A. Webster as its Executive Vice President and Chief Financial Officer. Mr. Webster will report to Tessera’s Chairman, President and Chief Executive Officer, Bruce McWilliams.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Letter dated August 7, 2006

99.1	Press Release dated August 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2006	TESSERA TECHNOLOGIES, INC.

	By:	/s/ Bruce M. McWilliams
	Name:	Bruce M. McWilliams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Letter dated August 7, 2006

99.1	Press Release dated August 29, 2006